UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 30, 2010 (Date of earliest event reported)
US Ecology, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-11688 (Commission File Number)	95-3889638 (IRS Employer Identification Number)

300 E. Mallard Dr., Suite 300, Boise, ID (Address of principal executive offices)		83706 (Zip Code)
(208) 331-8400 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On June 30, 2010 US Ecology, Inc., (the "Company") announced that it had entered into an agreement with General Electric, Inc. to be one of three vendors to dispose of sediment removed from the Upper Hudson River in New York State during the first phase of a major environmental dredging project. A copy of this press release is attached hereto in Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:

99.1 Press release issued by the Registrant on June 30, 2010

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of US Ecology, Inc. dated June 30, 2010

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2010	US ECOLOGY, INC. By: /s/ Jeffrey R. Feeler Jeffrey R. Feeler Vice President and Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of US Ecology, Inc. dated June 30, 2010